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                                                                EXHIBIT 10.38




        FIRST AMENDMENT TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT


     FIRST AMENDMENT TO REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT dated as of June 11, 1996, between Dorsey Trailers, Inc. (the "Company") and NationsBank, N.A. (South) formerly known as NationsBank of Georgia, N.A. (the "Bank").

                                    RECITALS

     The Company and the Bank have entered into a Revolving Credit and Reimbursement Agreement dated August 11, 1995 (the "Agreement").

     The Company and the Bank wish to amend certain terms of the Agreement as herein provided.

     NOW THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

     Section 1. Definitions. Unless otherwise defined herein, terms defined in the Agreement shall have the same meanings when used herein.

     Section 2. Amendments. Effective as provided in Section 3 hereof and subject to the provisions of Section 3 hereof, the Agreement is hereby amended as follows:

          (a) by adding the following definitions to Section 1.01 in the appropriate alphabetical order:

     "Eligible Receivables" means, as at any date of determination, the aggregate of all Accounts arising from the sale of Inventory or services by the Borrower that the Lender, in its sole judgment, deems to be acceptable for borrowing purposes. Without limiting the generality of the foregoing, unless otherwise agreed by the Lender, the following Accounts are not eligible accounts:

          (a) Accounts which remain unpaid for more than sixty (60) days after the due date specified in the original invoice or for more than one hundred thirty (130) days after invoice date if no due date was specified;


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          (b)  Accounts due from a customer whose principal place of business is located outside the United States of America;

          (c) Accounts with respect to which the customer is the United States of America or any department, agency or instrumentality thereof;

          (d) Accounts with respect to which the customer is an Affiliate of Borrower or a director, officer, agent, stockholder or employee of Borrower or any of its Affiliates;

          (e) Accounts due from a customer if more than ten percent (10%) of the aggregate amount of Accounts of such customer have at the time remained unpaid for more than ninety (90) days after invoice date;

          (f) Accounts with respect to which there is any unresolved dispute with the respective customer (but only to the extent of such dispute);

          (g) Accounts evidenced by an instrument (as defined in Article 9 of the UCC) not in the possession of Lender;

          (h) Accounts with respect to which Lender does not have a valid, first priority and fully perfected security interest and Accounts subject to any Lien except those in favor of Lender;

          (i) Accounts with respect to which the customer is the subject of any bankruptcy or other insolvency proceeding;

          (j) Accounts due from a customer to the extent that such Accounts exceed in the aggregate an amount equal to the thirty percent (30%) of the aggregate of all Accounts at said date; and

          (k) Accounts with respect to which (i) the customer's obligation to pay is conditional or subject to a repurchase obligation, including bill and hold sales, guaranteed sales, sale or return transactions, sales on approval or consignment sales or (ii) the Borrower or its Subsidiaries has knowledge that the customer has exercised its right of return goods;

     "Eligible Inventory" means Inventory of the Borrower which consists of the raw materials, work in process or finished goods inventory and in which Lender shall have a first priority security interest pursuant to the Borrower Security Agreement, all of which Inventory is usable, saleable and conform to the warranties contained in the Borrower Security Agreement, less (to the


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extent otherwise included in Eligible Inventory) any supplies, spare parts, goods returned or rejected by customers of the Borrower, goods to be returned to suppliers of the Borrower, goods in transit to third parties (other than the agents or warehouses of the Borrower) and less than for obsolete inventory, market value declines, and bill and hold (deferred shipment) sales;"

     (b) by deleting Section 2.01(a) in its entirety and substituting in lieu thereof the following:

          "(a) Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make Advances to the Borrower, from time to time from the Closing Date until the Revolving Credit Termination Date and for the period commencing June 11, 1996 and ending on the date the Lender receives financial statements of the Borrower under Section 8.01 hereof showing that the Borrower is in compliance with the covenants set forth in Sections 9.01, 9.02, 9.03 and 9.04 hereof in amounts aggregating up to: (i) eighty percent (80%) of the face value of all Eligible Receivables plus (ii) twenty-five percent (25%) of the lower of the fair market value or cost of all Eligible Inventory (the "Borrowing Base") less
     (iii) the amount of all Outstanding Letters of Credit; provided, however, that the Lender will not be required and shall have not obligation to make any Advance (x) so long as Default or an Event of Default has occurred and is continuing or (y) if the Lender has accelerated the maturity of the Note as a result of an Event of Default; and provided further, however, that immediately after giving effect to each Advance, the principal amount of outstanding Loans plus the amount of all Outstanding Letters of Credit shall not exceed the Revolving Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow hereunder, on a Business Day in the case of a Eurodollar Loan, from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (A) no Eurodollar Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (B) each Eurodollar Loan may, subject to the provisions of Section 2.08, be repaid only on the last day of the Interest Period with respect thereto."

     (c)  by adding after the first sentence in Section 2.03(a) the following:
"If at any time the principal amount of outstanding Loans exceeds the Borrowing Base if such Borrowing Base requirement is in effect less the amount of all Outstanding Letters of Credit, the Borrower shall immediately prepay


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Loans by an amount equal to such excess, together with accrued and unpaid interest on such amount repaid to the date of repayment.

     (d) by adding at the end of Section 3.01 "or the Borrowing Base if such Borrowing Base requirement is in effect".

     (e) by adding at the end of Section 5.02 (e) the following: "nor shall the aggregate principal balance of all outstanding Loans exceed the Borrowing Base if such Borrowing Base requirement is in effect.

     (f) by deleting "and" from the end of Section 8.01(e); by deleting the period at the end of Section 8.01(f) and substituting in lieu thereof "; and", and by adding new Section 8.01(g) as follows:

          (g) as soon as possible and in any event within five (5) business days after the end of each month a borrowing base certificate, in form acceptable to the Lender, specifying the value of the Eligible Receivables and Eligible Inventory as of the last day of the preceding month if such Borrowing Base requirement is in effect.

     Section 3. Effective Date.  The amendments to the Agreement set forth in
Section 2 hereof shall be effective and binding on all the parties on and as of the date hereof (or such later date as all the parties hereto may agree) (the "Effective Date"), provided that all the following conditions precedent have been satisfied on such date:

     (a) The Bank shall have received one or more counterparts of this First Amendment executed by each of the parties hereto.

     (b) All legal matters incident to this First Amendment Agreement shall be satisfactory to counsel for the Bank.

     (c) No Default or Event of Default shall have occurred and be continuing (except for those Events of Default waived by a Limited Waiver between the Bank and the Company of even date herewith), and the representations of the Company in Section 4 hereof shall be true on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date.

     (d) The Bank shall have received certified copies of all corporate action taken by the Company to authorize the execution, delivery and performance of this First Amendment Agreement and the Agreement as amended


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hereby, and the borrowings under the Agreement as amended hereby, and such other documents as Bank's counsel shall reasonably require.

     Section 4. Representations, Etc. The Company represents, covenants and warrants to the Bank that: (i) as of the date hereof no Default or Event of Default has occurred and is continuing; and (ii) the representations and warranties contained in Section 7.01 of the Agreement as amended hereby, with each reference in such Section 7.01 to "this Agreement", "hereto", "hereof" and terms of similar import taken as a reference to the Agreement as amended hereby are true and correct on and as of the date hereof as if set forth in full herein as so amended.

     Section 5. Agreement.

     (a) Except as specifically amended hereby, the Agreement shall remain unchanged and continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. From and after the Effective Date, each reference in the Agreement (including all Exhibits and Schedules thereto) to "this Agreement," "hereto," "hereof" and terms of similar import taken as a reference to the Agreement and all references to the Agreement in any documents, instruments, certificates, notes, bonds or other agreements executed in connection therewith shall be deemed to refer to the Agreement as amended hereby.

     (b) The Company agrees that all collateral given as security for the Agreement secures, and shall continue to secure, the Agreement, as amended hereby.

     (c) The Company waives and releases the Bank from any and all claims and defenses with respect to the Agreement and any and all documents, instruments, certificates, notes, bonds or other agreements executed in connection therewith.

     (d) This First Amendment (i) is limited precisely as specified herein and does not constitute nor shall be deemed to constitute a modification, acceptance or waiver of any other provision of the Agreement or any documents, instruments, certificate, notes, bonds or agreements delivered in connection therewith and (ii) shall not prejudice or be deemed to prejudice any right(s) the Bank may now have or may in the future have under or in connection with the Agreement or any documents, instruments, certificates, notes, bonds or agreements executed in connection therewith.


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     Section 6. Applicable Law.  This First Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     Section 7. Counterparts. This First Amendment Agreement may be executed in any number of counterparts, all of which taken together will constitute one agreement, and any of the parties hereto may execute this First Amendment Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment Agreement to be duly executed as of the day and year first above written.

                                      DORSEY TRAILERS, INC.

                                      By:  /s/ T. Charles Chitwood
                                         --------------------------------
                                      Title: Vice President - Finance
                                             ----------------------------

                                      Attest: /s/ Cathy G. Schaffer
                                             ----------------------------
                                      Title: Controller
                                             ----------------------------

                                      [SEAL]


                                      NationsBank, N.A.

                                      By: /s/ Derrick C. Bell
                                          -------------------------------
                                      Title: Senior Bank Debt Specialist.
                                             ----------------------------


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